UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 23, 2022

INTERNET SCIENCES, INC.

Delaware	000-55897	81-2775456
(State of Incorporation)	Commission File Number	(IRS EIN)

521 Fifth Ave, 17th Floor

New York, New York 10016

212-586-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Item 5.02           Departure of directors and certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers

On December 22, 2022, the Company received letters of resignation from Lisa Bonalle-Hannan, Vanessa Williams and Willard C. McNitt from the Company’s Board of Directors (the “Board”) as a result of each member failing to meet the minimum required vote to reinstate their position on the Board. Their resignations were accepted by the Chairman of the Board.

Copies of the Letters of Resignation of Lisa Bonalle-Hannan, Vanessa Williams and Willard C. McNitt have been filed as Exhibits Item 10.1-10.3 to this report and incorporated by reference.

On December 22, 2022, the shareholders of the company elected the following three new directors:

Michael Kahn: Michael Kahn is currently the CFO of technology start-up Let’s Roar Inc. He has spent over fifteen years in the investment and merchant banking industry and retains a strong understanding of, and experience in, corporate finance, capital markets, mergers and acquisition advisory, and alternative investments across several industries, including high technology and real estate. He has held the role of CFO with private and public companies, including eQube Gaming Ltd., Lifestyle Global Brands, RentMoola (now Letus), and Simgo Ltd. He currently sits on the board of directors at Commonwealth Capital Limited and has sat on the Board of Lifestyle Global Brands. He also sits on the board of non-profit, Toronto Rugby. Michael completed his B.A. in Commerce at McGill University (Montreal, Quebec) and his M.B.A. at the Ivey Business School at the University of Western Ontario (London, Ontario).

Ken Sanders: Ken Sanders currently serves as Chairman of the Board of DIRTT (NASDAQ: DRTT, TSX: DRT), a leader in industrialized construction with headquarters in Calgary, Canada. He also serves on two private boards: NELSON, an award-winning architecture, interior design, and brand strategy firm headquartered in Minneapolis, Minnesota; and Clarus, a leading designer and manufacturer of writable glass boards, headquartered in Ft. Worth, Texas. Since 2019, Mr. Sanders has been a Managing Principal at Design Intelligence where he provides strategic consulting services on digital innovation, operational excellence, and leadership development. Between January 2002 and December 2018, Mr. Sanders was Chief Information Officer, Managing Principal, and Board member at Gensler, the world’s largest architecture firm, and co-led the team responsible for Gensler’s global operations, including finance, legal, talent, design technology, research and business development. From 1993 to 2002, he was a Partner of ZGF Architects LLP. He holds a B.A. in Architecture from the University of California, Berkeley.

Dr. Lisa Johnson- Pratt: Dr. Lisa Johnson-Pratt is the founder and President of Ananias Ventures where she provides strategic advisory services to the biotechnology healthcare sector. Her focus is on advising C-Suite executives in the Cell and Gene Therapy arena. She currently serves on the board of directors for biopharmaceutical companies TRACON Pharmaceuticals and Assembly Bio, as well as for Young People in Recovery, a national non- profit that supports young people to thrive after recovering from substance abuse. Prior to her advisory roles, Dr. Johnson-Pratt served as Senior Vice President, New Product Commercial Strategy at Ionis Pharmaceuticals. She joined Ionis following its acquisition of Akcea Therapeutics where she served as Senior Vice President, New Product Strategy and was responsible for the commercialization strategy for three late-stage rare disease programs. Dr. Johnson-Pratt spent several years at GlaxoSmithKline (GSK) as Head of Early Pipeline Commercial Strategy and Head of Global Commercial Pharma Center of Excellence leading oncology early commercial strategy. Earlier in her career, Dr. Johnson-Pratt also served in leadership roles at GlaxoWellcome; Stiefel, a GSK company; and Merck & Co. Inc.

Education:

BS/ MD: Howard University

Residency/ Fellowship: Internal Medicine, Howard University

Diploma of Pharmaceutical Medicine, Royal College of Physicians

Jeffrey A. Engelsman: Jeffrey Engelsman is an experienced securities and business attorney and chief compliance officer with approximately 30 years of experience. Mr. Engelsman is the Founder and President of Financial Services Consulting, LLC a legal and compliance consulting firm. Previously, Mr. Engelsman served as Global CCO for TCW Group, Inc. and their affiliated investment advisers as well as CCO for their sponsored registered funds. Prior to TCW, he worked at New York Life Insurance Company. Mr. Engelsman served as a Managing Director of New York Life Investments and as CCO for the MainStay Funds. Prior to being CCO he headed up the retail legal department as a Director and Assistant General Counsel. Before New York Life Investments, Mr. Engelsman was a Director and Senior Counsel at Deutsche Asset Management where he was involved in all daily aspects for the Scudder, Deutsche, Flag Investors, Bankers Trust and Morgan Grenfell Funds. In addition, he oversaw the regulatory exams for the advisors and funds and was tasked with creating new policies and procedures for new regulations. Prior to Deutsche Asset Management, Mr. Engelsman was an attorney with Great West Life & Annuity Insurance Company. Here Mr. Engelsman focused on corporate governance and insurance licensing in addition to securities filings, broker-dealer matters, and transfer agent matters.

EDUCATION

B.S from Wharton School of Finance at the University of Pennsylvania

J.D. from Boston University

LLM in Taxation from University of Denver.

LICENSES

FINRA licenses: Series 7, 24, 63 and 66

Legal Bar licenses: Colorado and Missouri.

On December 22, 2022, of the Board approved the form of the Company’s 2022 Stock Incentive Plan, a copy of which is filed as Exhibit 10.4 to this report and incorporated herein by reference. The federal securities laws require disclosure of certain executive officer’s pay such as the CEO and other high-ranking executives of public companies. Since the Company’s CEO’s compensation plan was not approved until 2021, shareholders were asked to approve the CEO’s compensation for 2020 and 2021. In 2021, the Board authorized the issuance of 320,000 shares to be granted to the CEO to be split for compensation for 2020 and 2021, as follows: for year end 2020 the CEO was granted 160,000 shares of Class A Common Stock at a par value of $0.01 as compensation for services rendered. For year end 2021 the CEO was granted 160,000 shares of Class A Common Stock at a par value of $0.01 for services rendered.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2022, the Board approved and adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”). Among other things, the amendments are reflected in Sections 3.2 and 3.12 of the Amended and Restated Bylaws to adjust the number of members of the Board and to allow for the removal of directors based on market standards for cause, as follows: Section 3.12 of the Company’s Bylaws currently allows for removal of a Director only for cause, limiting the ability to remove a director due to the undue burden or demonstrating cause absent illegal or wrongful conduct. The market standard Bylaw provisions for Companies operating in our business sector, as well as Sections 141(k) of the Delaware General Corporation Law, each allow for the removal of a Director with or without cause. To be consistent with the Company’s business sector and Delaware law, management proposes that Section 3.12 of the Company’s Bylaws be amended to state: “Any director or the entire Board of Directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors.”

A copy of the Amended and Restated Bylaws of the Company has been filed as Exhibit Item 10.5 to this report and incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 22, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on November 8, 2022, the record date for the Annual Meeting, 57,970,050.000 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders voted on eight proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 29, 2022. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

PROPOSAL 1: Election of Directors. The election of nine directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Nominees	For	Against/Withhold Authority	Abstain/BNV
Lynda Chervil	57,573,000.000	6,000.000	0
Mark T. Maybury	57,528,000.000	51,000.000	0
Lisa Bonalle-Hannan	129,500.000	57,449,500.000	0
Willard C. McNitt	115,000.000	57,464,000.000	0
Mark Deutsch	57,518,000.000	61,000.000	0
Vanessa Williams	115,000.000	57,464,000.000	0
Michael Kahn	57,579,000.000	0	0
Ken Sanders	57,579,000.000	0	0
Dr. Lisa Johnson-Pratt	57,579,000.000	0	0
Jeffrey A. Engelsman	57,579,000.000	0	0

PROPOSAL 2: Ratification of the Appointment of the Independent Registered Accounting Firm

For	Against/Withhold Authority	Abstain/BNV
57,579,000.000	0	0

PROPOSAL 3: Increase the Number of Board of Directors from Seven to Nine

For	Against/Withhold Authority	Abstain/BNV
57,579,000.000	0	0

PROPOSAL 4: Ratification of the Board’s Prior Increase of the Board Size from Four to Seven

For	Against/Withhold Authority	Abstain/BNV
57,579,000.000	0	0

PROPOSAL 5. Amending the Bylaws of the Company to Allow for Removal of Directors With or Without Cause

For	Against/Withhold Authority	Abstain/BNV
57,566,500.000	12,500.000	0

PROPOSAL 6. Approval of Management’s Proposal on an Executive Compensation (Say on Pay).

For	Against/Withhold Authority	Abstain/BNV
57,573,000.000	6,000.000	0

PROPOSAL 7. Approval of the Board’s Committee Charters

For	Against/Withhold Authority	Abstain/BNV
57,579,000.000	0	0

PROPOSAL 8. Approval the ISI 2022 Stock Incentive Plan.

For	Against/Withhold Authority	Abstain/BNV
57,579,000.000	0	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01	Exhibits.

Exhibit No.	Description
10.1	Letter of resignation of Lisa Bonalle-Hannan
10.2	Letter of resignation of Willard C. McNitt
10.3	Letter of resignation of Vanessa Williams
10.4	Stock Incentive Plan
10.5	Amended and Restated Bylaws of Internet Sciences, Inc.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Sciences, Inc.

Dated: September 26, 2022	By: /s/ Lynda Chervil

Lynda Chervil, CEO